UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)         November 22, 2017 (November 20, 2017)

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 20, 2017, ARMOUR Residential REIT, Inc. (“ARMOUR”) and ARMOUR Capital Management LP, the external manager of ARMOUR (the “Manager”), further amended and restated the management agreement between ARMOUR and the Manager (as further amended and restated, the “Sixth Amended and Restated Management Agreement”). Such Sixth Amended and Restated Management Agreement replaces the existing Fifth Amended and Restated Management Agreement, dated February 14, 2017 and effective December 29, 2016.

The Sixth Amended and Restated Management Agreement primarily:

•
Extends the base term of the management agreement by two (2) additional years from June 18, 2022, the expiration date of the current term of the management agreement, to June 18, 2024.  The termination and extension procedures in the management agreement remain unchanged; and

•
Redefines the “Termination Fee” to be “an amount equal to four (4) times the Base Management Fee paid to the Manager in the preceding full twelve (12) months, calculated as of the effective date of the termination of this Agreement.”  Previously, the Termination Fee was equal to the greater of (a) the Base Management Fee for the remaining term of the management agreement and (b) three (3) times the Base Management Fee paid to the Manager in the preceding full twelve (12) months.

A copy of the Sixth Amended and Restated Management Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the material terms of the Sixth Amended and Restated Management Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit. Capitalized terms used in this Current Report on Form 8-K that are not otherwise defined or referenced herein, shall have the meanings set forth in the Sixth Amended and Restated Management Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amended and Restated Management Agreement, dated and effective as of November 20, 2017, by and between ARMOUR Residential REIT, Inc. and ARMOUR Capital Management LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2017

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ James R. Mountain
Name:	James R. Mountain
Title:	Chief Financial Officer